Fleet Status Report

August 2026

VALARIS DS-9

VALARIS

Valaris Limited Fleet Status Report August 5, 2026

New Contracts, Extensions and Other Updates Since Last Fleet Status Report
Contract Backlog
•Valaris has been awarded the following new contracts and contract extensions, with associated contract backlog of more than $160 million, subsequent to issuing its previous fleet status report on May 4, 2026. Contract backlog excludes lump sum payments such as mobilization fees and capital reimbursements.
•Contract backlog is approximately $4.6 billion as of August 5, 2026.
Floater Letter of Award (excluded from contract backlog as of August 5, 2026)
•Letter of Award (LOA) for a two-well exploration program for VALARIS DS-18. The program is expected to commence in the fourth quarter of 2026 with a duration of up to seven months.
•In conjunction with the LOA, Valaris and the operator of the previously disclosed contract for VALARIS DS-18 in the Gulf of America have amended the commencement date to be in direct continuation of the program related to the LOA.
Jackup Contract Awards
•101-day contract extension for VALARIS 248 with GE Vernova in the UK North Sea to provide accommodation support services for an offshore wind project. The contract extension commenced in June 2026 in direct continuation of the existing program and added approximately $7.5 million to contracted revenue backlog.
•41-well plug and abandonment contract for VALARIS 248 in the UK North Sea. The contract is expected to commence in mid-2027 and has an estimated duration of 1,080 days. The firm term is expected to add approximately $140 million to contracted revenue backlog and is subject to an annual cost escalation mechanism effective from the commencement date. The contract also includes two unpriced one-year options.
•A previously disclosed contract for VALARIS 248 with Eni in the East Irish Sea (UK) has been assigned to VALARIS 120.
•One-well contract for VALARIS 123 with Central European Petroleum offshore Poland in the Baltic Sea. The contract is expected to commence in September 2026 for an estimated duration of 110 days and includes a priced option for a second well with an estimated duration of 30 days. The operating day rate is $135,000.

Middle East Operations Update
•All Valaris and ARO rigs operating in the Middle East remain under contract.
•VALARIS 250 completed its planned shipyard project and recommenced its bareboat charter with ARO in mid-July 2026. VALARIS 116 is expected to recommence its bareboat charter with ARO in the third quarter of 2026.
•VALARIS 110 resumed operations with NOC offshore Qatar in late May 2026. Operations had been suspended since early March 2026 due to the conflicts in the Middle East.
Other Fleet Status Updates
•Jackups VALARIS 104 and 109 were sold in June and July 2026, respectively, for total cash proceeds of $74 million. Both rigs had been stacked for approximately six years. VALARIS 104 was sold for non-drilling use.
•A previously disclosed one-well contract for jackup VALARIS 106 with Medco Energi offshore Indonesia was terminated by mutual agreement.

Valaris Limited Fleet Status Report August 5, 2026

Contract Backlog(1) (2) ($ millions)	2026	2027	2028+	Total	Contracted Days(1) (2)	2026	2027	2028+
Drillships	$559.2	$1,209.4	$1,247.7	$3,016.3	Drillships	1,312	2,788	3,015
Semisubmersibles	—	—	—	—	Semisubmersibles	—	—	—
Floaters	$559.2	$1,209.4	$1,247.7	$3,016.3	Floaters	1,312	2,788	3,015

Harsh Environment	$119.4	$170.2	$140.9	$430.5	Harsh Environment	970	1,271	1,121
Benign Environment	135.9	285.5	194.3	615.7	Benign Environment	986	2,216	1,842
Legacy	29.7	57.5	—	87.2	Legacy	298	577	—
Jackups	$285.0	$513.2	$335.2	$1,133.4	Jackups	2,254	4,064	2,963

Other(3)	$80.1	$109.4	$246.0	$435.5	Other(3)	1,255	2,315	5,422

Total	$924.3	$1,832.0	$1,828.9	$4,585.2	Total	4,821	9,167	11,400

ARO Drilling(4)					Average Day Rates(1) (2)	2026	2027	2028+
Owned Rigs	$107.0	$115.5	$491.4	$713.9	Drillships	$426,000	$434,000	$414,000
Leased Rigs	130.7	291.8	697.7	1,120.2	Semisubmersibles	—	—	—
Total	$237.7	$407.3	$1,189.1	$1,834.1	Floaters	$426,000	$434,000	$414,000

					Harsh Environment	$123,000	$134,000	$126,000
					Benign Environment	138,000	129,000	106,000
					Legacy	100,000	100,000	—
					Jackups	$126,000	$126,000	$113,000

(1) Contract backlog, contracted days and average day rates as of August 5, 2026.
(2) Contract backlog and average day rates exclude certain types of non-recurring revenues such as lump sum mobilization payments. Contract backlog and contracted days may include backlog and days when a rig is under suspension, except any backlog or days for rigs that are under a separate firm contract where backlog or days are otherwise included. Average day rates are adjusted to exclude suspension backlog and days.
(3) Other represents contract backlog and contracted days related to bareboat charter agreements and management services contracts.
(4) ARO Drilling contract backlog as of August 5, 2026.

Valaris Limited Fleet Status Report August 5, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Drillships
VALARIS DS-18	GustoMSC P10000	2015	Undisclosed Occidental	Undisclosed Gulf of America	Nov 26 Jun 27	May 27 Dec 29
LOA for a two-well exploration program with a duration of up to seven months
914-day contract for DS-18 and 940-day contract extension for DS-16. Combined addition to contracted revenue backlog is approx. $760 million. Two 1-year options

VALARIS DS-17	GustoMSC P10000	2014	Equinor	Brazil	Mar 26	Jan 28
Estimated total contract value ("TCV") of $498 million, inclusive of MPD, additional services and fees for mobilization and minor rig upgrades. Based on initial estimated duration of 852 days comprised of a 180-day standby period and a 672-day drilling program. Three priced options with a total duration of 228 days

VALARIS DS-16	GustoMSC P10000	2014	Occidental Occidental	Gulf of America Gulf of America	Jun 24 Jun 26	Jun 26 Dec 28	Additional rate charged when MPD services provided
								940-day contract extension for DS-16 and 914-day contract for DS-18. Combined addition to contracted revenue backlog is approx. $760 million. Two 1-year options. Expect approx. 35 days out of service for planned maintenance in 4Q26
VALARIS DS-15	GustoMSC P10000	2014	CNR	Spain Cote d'Ivoire	Sep 26	May 27	Rig is warm stacked in Las Palmas, Spain
								TCV, based on an estimated duration of 250 days, is approx. $135 million, including upfront payments for rig upgrades and mobilization. TCV does not include the provision of additional services. Priced options with a total estimated duration of 80 to 100 days
VALARIS DS-12	DSME 12000	2013	BP	Egypt	Apr 26	Apr 27		TCV, based on estimated duration of 350 days, is approx. $140 million, inclusive of MPD and mobilization. Three option wells
VALARIS DS-10	Samsung GF12000	2017	Shell	Nigeria	Jun 26	Jul 28		TCV of $352 million based on duration of two years. TCV does not include the provision of additional services. Additional rate charged when CML services provided. Two 1-year options. Expect approx. 45 days out of service for rig upgrades in 1Q27
VALARIS DS-9	Samsung GF12000	2015	ExxonMobil ExxonMobil	Angola Angola	Jul 22 Jul 26	Jul 26 Jul 28		Contract includes MPD services Operating day rate is in line with recent market rates in the region. Two 6-month options. Expect approx. 15 days out of service for planned maintenance in 2Q27
VALARIS DS-8	Samsung GF12000	2015	Petrobras Shell	Brazil Brazil	Dec 23 Mar 27	Dec 26 May 29	$428,000	Plus mobilization fee of approx. $30 million. Contract includes additional services. Expect approx. 60 days out of service for rig upgrades in 1Q27
								TCV of approx. $300 million, excluding additional services, based on estimated duration of 800 days. Options with a total estimated duration of approx. one year
VALARIS DS-7	Samsung 96K	2013	Azule Energy Azule Energy	Angola Angola	Jun 24 Oct 26	Oct 26 Sep 27		TCV estimated to be $364 million based on initial estimated duration of 850 days Contract backlog of approx. $125 million based on estimated duration of 325 days
VALARIS DS-4	Samsung 96K	2010	Petrobras Petrobras	Brazil Brazil	Dec 24 Nov 27	Nov 27 Oct 30	Previous day rate of $450,000 has been adjusted, reducing contract backlog from Apr 2026 to Nov 2027 by approx. $21 million. Plus mobilization fee of approx. $41 million. Contract includes MPD & additional services
								Contracted revenue backlog of approx. $447 million for 1,064-day extension
Stacked
VALARIS DS-14	DSME 12000	2023		Spain
VALARIS DS-13	DSME 12000	2023		Spain
VALARIS DS-11	DSME 12000	2013		Spain
Semisubmersible
VALARIS MS-1	F&G ExD Millennium, Moored	2011		Malaysia				Warm stacked
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report August 5, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Harsh Environment Jackups
VALARIS Norway	KFELS N Class	2011	Ithaca Energy Ithaca Energy	UK UK	Apr 25 May 26	May 26 Feb 27		TCV of approx. $39 million based on estimated duration of 292 days Contracted revenue backlog of approx. $36 million based on duration of 300 days
VALARIS Stavanger	KFELS N Class	2011	NEO NEXT+	UK	Jan 26	Aug 27		TCV of over $75 million based on 600-day priced extension. Two 200-day priced options
VALARIS 249	LT Super Gorilla	2001	BP Shell	Trinidad Trinidad	Apr 26 Oct 26	Jul 26 Oct 27
TCV of $16.8 million based on duration of 100 days. Expect approx. 100 days out of service for planned maintenance in 3Q/4Q26
Contracted revenue backlog of approx. $66 million based on estimated duration of 365 days. Three priced options with an estimated duration of 50 days each

VALARIS 248	LT Super Gorilla	2000	GE Vernova Undisclosed	UK UK	Nov 25 Apr 27	Sep 26 Mar 30
Contracted revenue backlog of approx. $23 million for 325-day contract to provide accommodation support services
Contracted revenue backlog of approx. $140 million, subject to an annual cost escalation mechanism effective from the contract commencement date, based on estimated duration of 1,080 days. Two 1-year unpriced options

VALARIS 123	KFELS Super A	2019	TAQA CEP	Netherlands Poland	Jan 26 Sep 26	Sep 26 Jan 27	$80,000 $135,000	Accommodation support Priced option with an estimated duration of 30 days
VALARIS 122	KFELS Super A	2014	Adura INEOS	UK UK	Jan 26 Sep 26	Sep 26 Feb 27	$115,000	Contracted revenue backlog of approx. $28 million for extensions totaling 243 days. The extensions are for accommodation support
								Options with an estimated total duration of 825 days for work in the UK and Danish North Sea
VALARIS 121	KFELS Super A	2014	Adura	UK	Feb 26	Nov 26		Contracted revenue backlog of over $25 million based on estimated duration of 194 days
VALARIS 120	KFELS Super A	2013	Eni	UK	Jan 26	Jan 28		Contract assigned to VALARIS 120 from VALARIS 248
FLEET AWARD			Spirit Energy	UK				Commencement window up to Dec 2030; estimated duration of 294 days. Contracted revenue backlog of $35 million, subject to an annual cost escalation mechanism effective from the contract execution date. Three options with a total estimated duration of 426 days. Fleet award under which operations may be performed by any suitable and available rig within the Valaris North Sea Fleet
Stacked
VALARIS Viking	KFELS N Class	2010		UK
Legacy Jackups
VALARIS 92	LT 116-C	1982	Shell	UK	Aug 25	Oct 27		Options with total duration of up to one year
VALARIS 72	Hitachi 300C	1981	Eni	UK	Oct 25	Sep 27
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report August 5, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Benign Environment Jackups
VALARIS 144	LT Super 116-E	2010	Azule Energy	Angola	Sep 25	Oct 27		TCV estimated to be between $149 million and $156 million based on contract duration of 730 to 770 days, including a mobilization fee from the Gulf of America. Three-well option
VALARIS 118	LT 240-C	2012	BP	Trinidad	Nov 25	Aug 28		TCV of approx. $168 million based on duration of three years. Two 1-year options
VALARIS 117	LT 240-C	2009	Eni Undisclosed	Mexico Trinidad	Apr 25 Aug 26	Apr 26 Aug 28		TCV of approx. $36 million based on duration of 300 days Day rate in line with market rates in the region
VALARIS 115	BM Pacific Class 400	2013	Shell Shell	Brunei Brunei	Apr 23 Apr 27	Apr 27 Apr 29		TCV of approx. $159 million based on duration of four years Contracted revenue backlog of approx. $78 million for two-year extension
VALARIS 110	KFELS MOD V-B	2015	NOC	Qatar	Oct 25	Oct 29		Contracted revenue backlog for the four-year extension is approx. $117 million. 1-year priced option. Expect approx. 60 days out of service for planned maintenance in 1Q27
VALARIS 107	KFELS MOD V-B	2006	Woodside GB Energy	Australia Australia	Nov 25 Nov 26	Oct 26 Mar 27	$163,000	TCV of approx. $27 million based on estimated duration of 150 days. Expect approx. 115 days out of service for planned maintenance (including mobilizations) in 2Q/3Q27
VALARIS 106	KFELS MOD V-B	2005	BP	Indonesia	Oct 26	Sep 28		TCV of approx. $74 million based on estimated duration of two years. Four 1-well options. Expect approx. 90 days out of service for leg repairs in 3Q26
Stacked
VALARIS 148	LT Super 116-E	2013		UAE
VALARIS 147	LT Super 116-E	2013		UAE
VALARIS 143	LT Super 116-E	2010		UAE
VALARIS 111	KFELS MOD V-B	2003		Croatia
Sold
VALARIS 109	KFELS MOD V-Super B	2008		Namibia				Rig sold in July 2026
VALARIS 104	KFELS MOD V-B	2002		UAE				Rig sold in June 2026 for non-drilling use
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report August 5, 2026

Asset Category / Rig	Design	Year Delivered	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
Other - Jackups Leased to ARO Drilling(3)
VALARIS 250	LT Super Gorilla XL	2003	ARO Drilling	Saudi Arabia	May 25	Apr 30		Approx. 15 days out of service for planned maintenance in 3Q26. Recommenced bareboat charter in July 2026 following shipyard project
VALARIS 146	LT Super 116-E	2011	ARO Drilling	Saudi Arabia	May 25	Apr 30
VALARIS 141	LT Super 116-E	2016	ARO Drilling	Saudi Arabia	Aug 25	Aug 30
VALARIS 140	LT Super 116-E	2016	ARO Drilling	Saudi Arabia	May 25	Apr 30
VALARIS 116	LT 240-C	2008	ARO Drilling	Saudi Arabia	May 25	Apr 30		Approx. 40 days out of service for planned maintenance in 3Q26. Expected to recommence bareboat charter in 3Q26 following shipyard project
VALARIS 108	KFELS MOD V-B	2007	ARO Drilling	Saudi Arabia	Mar 24	Mar 27		1-year priced option
VALARIS 76	LT Super 116-C	2000	ARO Drilling	Saudi Arabia	Dec 25	Dec 30		Priced options of up to two years
Other - Managed Rigs
Thunder Horse	Deepwater Semisubmersible		BP	Gulf of America	Jan 24	Jan 27		TCV of approx. $153 million
Mad Dog	Deepwater Spar Drilling Rig		BP	Gulf of America	Jan 24	Jan 27		TCV of approx. $106 million
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report

Valaris Limited Fleet Status Report August 5, 2026

Asset Category / Rig	Design	Customer	Location	Contract Start Date	Contract End Date(1)	Day Rate(2)	Comments
ARO Drilling
Jackup Rigs Owned by ARO Drilling
Gilbert Rowe	LT 116-C	Saudi Aramco	Saudi Arabia	Oct 17	Sep 26
SAR 201	BM 200-H	Saudi Aramco	Saudi Arabia	Feb 18	Sep 26
Bob Keller	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Sep 26		Expect approx. 30 days out of service for planned maintenance in 3Q26
J.P. Bussell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 17	Sep 26
Scooter Yeargain	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
Hank Boswell	LT Tarzan 225-C	Saudi Aramco	Saudi Arabia	Oct 18	Dec 26
SAR 202	KFELS Super B	Saudi Aramco	Saudi Arabia	Oct 17	Sep 26
Kingdom 1	LT 116-C	Saudi Aramco	Saudi Arabia	Nov 23	Nov 31		Expect approx. 30 days out of service for planned maintenance in 3Q26
Kingdom 2	LT 116-C	Saudi Aramco	Saudi Arabia	Aug 24	Aug 32		Expect approx. 25 days out of service for planned maintenance in 4Q26
Changes: bolded rig names and underlined text signify changes in rig status from previous fleet status report
(1) Contract duration does not include any unexercised optional extensions. Contract end dates can vary based on how long it takes to complete the wells subject to the contract.
(2) Day rates are reported to the nearest thousand and reflect the operating day rates charged to customers, excluding certain types of non-recurring revenues such as lump sum mobilization payments. Day rates are provided unless such disclosures are restricted by confidentiality provisions.
(3) Rigs leased to ARO Drilling via bareboat charter agreements to fulfill contracts between ARO Drilling and Saudi Aramco.

Valaris Limited Fleet Status Report August 5, 2026

Out of Service Days (1)
Rig	Segment / Asset Category	Q3 2026	Q4 2026	Q1 2027	Q2 2027
VALARIS DS-16	Floater - Drillship		35
VALARIS DS-10	Floater - Drillship			45
VALARIS DS-9	Floater - Drillship				15
VALARIS DS-8	Floater - Drillship			60
VALARIS 249	Jackup - Harsh Environment	75	25
VALARIS 110	Jackup - Benign Environment			60
VALARIS 107	Jackup - Benign Environment				90
VALARIS 106	Jackup - Benign Environment	90
VALARIS 250	Other - Jackups Leased to ARO Drilling	15
VALARIS 116	Other - Jackups Leased to ARO Drilling	40

(1) Table shows expected out of service days for planned maintenance or repairs, e.g. special periodic surveys and rig upgrades, excluding rigs undergoing reactivation projects. Excludes ARO owned rigs.

Valaris Limited
Fleet Status Report
August 5, 2026

2026
2027
2028
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Drillships
VALARIS DS-18
VALARIS DS-17
VALARIS DS-16
VALARIS DS-15
VALARIS DS-12
VALARIS DS-10
VALARIS DS-9
VALARIS DS-8
VALARIS DS-7
VALARIS DS-4
Semisub-mersible
VALARIS MS-1
Firm term or estimated duration of contracted wells
Letter of award (LOA)
Unexercised options
Out of Service

Valaris Limited
Fleet Status Report
August 5, 2026

2026
2027
2028
Rig
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Harsh Environment Jackups
VALARIS Norway
VALARIS Stavanger
VALARIS 249
VALARIS 248
VALARIS 123
VALARIS 122
VALARIS 121
VALARIS 120
Legacy Jackups
VALARIS 92
VALARIS 72
Firm term or estimated duration of contracted wells
Unexercised options
Out of Service

Valaris Limited
Fleet Status Report
August 5, 2026

Rig
2026
2027
2028
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Benign Environment Jackups
VALARIS 144
VALARIS 118
VALARIS 117
VALARIS 115
VALARIS 110
VALARIS 107
VALARIS 106
Jackups Leased to ARO
VALARIS 250
VALARIS 146
VALARIS 141
VALARIS 140
VALARIS 116
VALARIS 108
VALARIS 76
Firm term or estimated duration of contracted wells
Unexercised options
Leased to ARO
Out of Service

VALARIS

Valaris Limited
Fleet Status Report
August 5, 2026

10
1
1
11
2
4
3
1
1
2
1
1
1
3
1
Drillship
Semisubmersible
Jackup

Note: Includes seven jackup rigs owned by Valaris that are leased to ARO Drilling in Saudi Arabia
Excludes nine jackup rigs owned by ARO Drilling and two rigs that Valaris manages on behalf of a customer

Valaris Limited Fleet Status Report August 5, 2026

Additional Information Regarding this Fleet Status Report

Day Rate and Terms. The day rates reflected in this Fleet Status Report are stated in U.S. dollars and include the operating day rates charged to customers, which may include estimated contractual adjustments for changes in operating costs and/or reimbursable cost adjustments for ongoing expenses such as crew, catering, insurance and taxes. The day rates, however, do not include certain types of non-recurring revenues such as lump sum mobilization payments, revenues earned during mobilizations, revenues associated with contract preparation and other non-recurring reimbursable items such as mobilizations and capital enhancements, and the impact of the fair market value adjustments to previously acquired drilling contracts that are recognized during the contract term. Routine and non-routine downtime may reduce the actual revenues recognized during the contract term. Additionally, we sometimes negotiate special rates and/or day rate adjustments with customers that may reduce revenues recognized.

Total Contract Value. Total contract value is the estimated total compensation expected to be received for a contract, including the operating day rate over the estimated firm term of the contract and any non-recurring lump sum payments for items such as mobilization, reactivation and capital upgrades.

Forward-Looking Statements. Statements contained in this Fleet Status Report that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include words or phrases such as "anticipate," "believe," "estimate," "expect," "intend," "likely," "outlook," "plan," "project," "could," "may," "might," "should," "will" and similar words and specifically include statements regarding expected financial performance; expected utilization, day rates, revenues, operating expenses, cash flows, contract status, terms and duration, contract backlog, capital expenditures, insurance, financing and funding; the offshore drilling market, including supply and demand, customer drilling programs and the attainment of requisite permits for such programs, stacking of rigs, effects of new rigs on the market and effect of the volatility of commodity prices; expected work commitments, awards, contracts and letters of intent; scheduled delivery dates for rigs; performance and expected benefits of our joint ventures, including our joint venture with Saudi Aramco; timing of the delivery of the Saudi Aramco Rowan Offshore Drilling Company ("ARO") newbuild rigs and the timing of additional ARO newbuild orders; the availability, delivery, mobilization, contract commencement, availability, relocation or other movement of rigs and the timing thereof; rig reactivations; suitability of rigs for future contracts; divestitures of assets; general economic, market, business and industry conditions, trends and outlook; general political conditions, including political tensions, conflicts and war; cybersecurity attacks and threats; uncertainty around the use and impacts of artificial intelligence applications; impacts and effects of public health crises, pandemics and epidemics; future operations; ability to renew expiring contracts or obtain new contracts; increasing regulatory complexity; targets, progress, plans and goals related to sustainability matters; the outcome of tax disputes; assessments and settlements; and expense management. The forward-looking statements contained in this Fleet Status Report are subject to numerous risks, uncertainties and assumptions that may cause actual results to vary materially from those indicated, including risks associated with the pending transaction with Transocean Ltd., including, among others, the completion of the pending transaction on the anticipated terms and timing, or at all, the risk that disruptions from the transaction will harm our business, including current plans and operations, the diversion of management's time and attention from ordinary course operations to completion of the pending transaction and certain restrictions during the pendency of the transaction that may impact our business; cancellation, suspension, renegotiation or termination of drilling contracts and programs; our ability to obtain financing, service our debt, fund capital expenditures and pursue other business opportunities; adequacy of sources of liquidity for us and our customers; future share repurchases; actions by regulatory authorities, or other third parties; actions by our security holders; internal control risk; commodity price fluctuations and volatility, customer demand, loss of a significant customer or customer contract, downtime and other risks associated with offshore rig operations; adverse weather, including hurricanes; changes in worldwide rig supply; and demand, competition and technology; supply chain and logistics challenges; consumer preferences for alternative fuels and forecasts or expectations regarding the global energy transition; increased scrutiny of our sustainability targets, initiatives and reporting and our ability to achieve such targets or initiatives; changes in customer strategy; future levels of offshore drilling activity; governmental action, civil unrest and political and economic uncertainties, including recessions, inflation, volatility affecting financial markets and the banking system, changing tariff policies, trade disputes, and adverse changes in the level of international trade activity; terrorism, piracy and military action (including conflicts in the Middle East and potential disruptions to key shipping lanes such as the Strait of Hormuz); risks inherent to shipyard upgrade, repair, maintenance, enhancement or rig reactivation; our ability to enter into, and the terms of, future drilling contracts; suitability of rigs for future contracts; the cancellation of letters of intent or letters of award or any failure to execute definitive contracts following announcements of letters of intent, letters of award or other expected work commitments; the outcome of litigation, legal proceedings, investigations or other claims or contract disputes; governmental regulatory, legislative and permitting requirements affecting drilling operations; our ability to attract and retain skilled personnel on commercially reasonable terms; the use of artificial intelligence by us, third-party service providers or our competitors; environmental or other liabilities, risks or losses; compliance with our debt agreements and debt restrictions that may limit our liquidity and flexibility, including in any return of capital plans; cybersecurity risks and threats; and changes in foreign currency exchange rates. In addition to the numerous factors described above, you should also carefully read and consider "Item 1A. Risk Factors" in Part I and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations" in Part II of our most recent annual report on Form 10-K, which is available on the Securities and Exchange Commission's website at www.sec.gov or on the Investor Relations section of our website at www.valaris.com. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to update or revise any forward-looking statements, except as required by law.